UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

 Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2014

GUARDIAN 8 HOLDINGS
 (Exact name of registrant as specified in its charter)

Nevada	333-150954	26-0674103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15230 N. 75th Street, Suite 1002 Scottsdale, Arizona	85260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 317-8887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the dates they are made. You should, however, consult further disclosures we make in this Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The factors impacting these risks and uncertainties include, but are not limited to:

·	deterioration in general or global economic, market and political conditions;
·	our ability to diversify our operations;
·	actions and initiatives taken by both current and potential competitors;
·	supply chain disruptions for components used in our product;
·	manufacturers inability to deliver components or products on time;
·	inability to raise additional financing for working capital;
·
the fact that our accounting policies and methods are fundamental to how we report our financial condition and results of operations, and they may require management to make estimates about matters that are inherently uncertain;

·	adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;
·	changes in U.S. GAAP or in the legal, regulatory and legislative environments in the markets in which we operate;
our ability to efficiently manage our debt obligations;
·	inability to efficiently manage our operations;
·	inability to achieve future operating results;
·	the unavailability of funds for capital expenditures;
·	our ability to recruit and hire key employees;
·	the inability of management to effectively implement our strategies and business plans; and
·	the other risks and uncertainties detailed in this report.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 and in our Annual Report on Form 10-K for the year ended December 31, 2013.

Item 1.01 Entry into a Material Definitive Agreement.

Financing Transaction

On May 27, 2014, the Registrant, and its wholly-owned operating subsidiary, Guardian 8 Corporation (“G8”), entered into a Securities Purchase Agreement, Registration Rights Agreements, Convertible Senior Secured Debentures, a Pledge and Security Agreement, a Secured Guaranty, a Class C Warrant and other related agreements (the “Financing Agreements”), with Wolverine Flagship Fund Trading Limited, Pinnacle Family Office Investments, L.P., CK Management, LLC, Atlas Allocation Fund, L.P., Calm Waters Partnership, Hard 4 Holdings LLC, Carl Feldman, Brett Luskin, Taylor Luskin and Cary Luskin (the “Buyers”).

Pursuant to the Financing Agreements, the Registrant authorized a new series of senior secured debentures (the “Debentures”). Under the terms of the Financing Agreements, the Buyer’s agreed to purchase and G8 agreed to sell Debentures for a total purchase price of $5,250,000. The Debentures have an eighteen month term and bear an interest rate equal to 8% per annum.

In connection with the sale of the Debentures, the Registrant agreed to issue the Buyers 5,250,000 Class C common stock purchase warrants, each warrant entitling the holder to purchase one share of the Registrant’s common stock at $0.60 per share for a period of five years (the “Closing Securities”).

Net Proceeds to the Registrant from the First Closing of the financing were $3,841,510.77, after payment of commissions, fees and expenses to the Registrant’s placement agent, Merriman Capital, Inc., of $439,979.23, $55,000 in attorney’s fees, $901,510 to repay the Cornerstone Bank line of credit and $12,000 in other fees and expenses.

The proceeds raised from the sale of the Debentures will be used for the repayment of short-term debt, including the Cornerstone Bank line of credit, sales and marketing, additional inventory, international sales channel development, research and development of a consumer ENL device, purchase of fixed assets and general corporate purposes.

The following describes certain material terms of the financing transaction with the Buyers.  The description below is not a complete description of all terms of the financing transaction and is qualified in its entirety by reference to the Financing Agreements entered into in connection with the financing, which are attached as exhibits hereto.

Debenture Maturity Date and Interest Rate.  The Debentures mature on November 30, 2015, absent earlier redemption by the Registrant, and carry an interest rate of 8% per annum.

Payment of Interest and Principal.  Interest on the Debentures began accruing on May 27, 2014 and is payable quarterly in arrears on the first day of each succeeding quarter during the term of the Debentures, beginning on or about May 1, 2015 and ending on the Maturity Date of November 30, 2015.  The Registrant, under certain conditions specified in the Debentures, may pay interest payments in shares of its registered common stock. Additionally, on the Maturity Date if the Debentures have not been otherwise converted into shares of the Registrant’s common stock, the Registrant is required to pay the amount equal to the principal, as well as all accrued but unpaid Interest.

Conversion Rights under the Debenture. Subject to certain limitations, the Debentures may be converted by each Buyer commencing on the 91st day following closing and through Maturity, either in whole or in part, up to the full principal amount and accrued interest thereunder into shares of common stock at $0.50 per share.

Subject to certain limitations and conditions, the Registrant may force conversion of the Debentures into shares of common stock at $0.50 per share, either in whole or in part, if the closing sale price of shares of common stock during any ten consecutive trading days has been at or above $1.00 per share.

Further, in the event the average closing price of the common stock for the ten trading days immediately preceding, but not including, the maturity date of the Debentures is equal to or greater than $0.80, then on the maturity date, the Buyers must convert all remaining Principal due under the Debentures.

The Debentures contain provisions limiting the conversion to the extent that as a result of such conversion, each Buyer would beneficially own more than 4.99% (subject to waiver) in the aggregate of the issued and outstanding shares of the Registrant’s common stock, calculated immediately after giving effect to the issuance of shares of common stock upon conversion of the Debentures.

In addition, upon conversion of the Debentures, the number of Class C warrants issued to each Buyer shall automatically double.

Right to Redeem Debenture. Beginning on the 91st day following the closing and so long as a registration statement covering all the registrable securities is effective, the Registrant has the option of redeeming the principal, in whole or in part by paying the amount equal to 100% of the Principal, together with accrued and unpaid interest by giving ten (10) business days prior notice of redemption to the Buyers.

Security of Debentures. The Debentures were guaranteed, pursuant to the “Secured Guaranty” and “Pledge and Security Agreement” by G8 and secured by a security interest in all of the assets of the Registrant and G8 pursuant to various financing instruments, and financing statements.

Registration Rights.  The Registrant has agreed to file a “resale” registration statement with the Securities and Exchange Commission (the “SEC”) covering all shares of common stock underlying the Debentures and Class C warrants within 90 days of the final closing under the Financing Agreements (the “Filing Date”) and to maintain the effectiveness of the registration statement for five years, or until all securities have been sold or are otherwise able to be sold pursuant to Rule 144. The Registrant has agreed to use its reasonable best efforts to have the registration statement declared effective within 120 days of the Filing Date (the “Effectiveness Date”). The Registrant is obligated to pay to investors liquidated damages equal to 1.0% per month in cash for every thirty day period up to a maximum of six (6%) percent, (i) that the registration statement has not been filed after the Filing Date, (ii) following the Effectiveness Date that the registration statement has not been declared effective; and (iii) as otherwise set forth in the Financing Agreements.

Additional Restrictions.  In addition to standard covenants and conditions such as the Registrant maintaining its reporting status with the SEC pursuant to the 1934 Act, the financing documents contain certain restrictions regarding the operation of the Registrant.

Second Amendment to CFO Agreement

On May 22, 2014, the Registrant entered into Amendment No. 2 to the Non-Employee Interim Chief Financial Officer Engagement Agreement with Kathleen Hanrahan.

The amendment extended the term of Ms. Hanrahan’s engagement agreement from April 1, 2014 through November 30, 2015. Further, the engagement agreement provides for compensation to Ms. Hanrahan of up to 935,000 shares of the Registrant’s common stock, which shall be issued as follows; (i) 200,000 shares immediately upon the execution of the amendment, (ii) the remaining balance in installments of 105,000 shares per quarter commencing on June 30, 2014 and continuing throughout the term of the agreement, or until such time as the Registrant hires a full-time replacement chief financial officer. Any shares earned during a partial quarter will be pro-rated based upon 35,000 shares per month. The value of such shares shall be set at the closing price of the Registrant’s common stock on the Over-the-Counter Bulletin Board or other exchange or quotation medium on the last trading day immediately before issuance of the shares. Further, the Registrant shall continue to pay Ms. Hanrahan a base monthly retainer of $3,000.

            A copy of the amendment to Ms. Hanrahan’s agreement is attached hereto as Exhibit 10.16.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Registrant incurred a $5,250,000 financial obligation through the Financing Agreements described in Item 1.01 above. The Financing Agreements provide security in the form of a blanket lien on all of the assets of the Registrant and G8. In the event of a default by either the Registrant or G8 under the terms of the Financing Agreements, the Buyers under the Financing Agreements may enforce their rights as secured parties and accelerate payments under the Debentures which may result in the Registrant losing all or a portion of its assets. Subject to certain grace periods, the Debentures and Financing Agreements provide for the following events of default (among others):

•	Failure of Registrant to timely file the registration statements and have same declared effective by the SEC within the time periods set forth in the Registration Rights Agreement;
•	The suspension of Registrant’s common stock from the OTC:QB for five consecutive days or for more than an aggregate of ten days in 365 days;
•	Failure to pay principal and interest when due;
•	An uncured breach by the Registrant or G8 of any material covenant, term or condition in any of the Debentures or related agreements;
•	A breach by the Registrant or G8 of any material representation or warranty made in any of the Debentures or related agreements; and
•	Any form of bankruptcy or insolvency proceeding is instituted by or against the Registrant or G8.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Senior Secured Debentures and the Financing Agreements related thereto, on May 27, 2015, the Registrant, concurrent with First Closing, issued 5,250,000 Class C warrants to purchase share of common stock for five years at $0.60 per share to ten accredited investors. Pursuant to the terms of the Securities Purchase Agreement, upon additional buyers purchasing up to an additional $1,750,000 on or before May 31, 2014, the Registrant will issue an additional 1,750,000 warrants to purchase shares of common stock. Further, upon conversion or maturity of the Debentures, the number of Class C warrants held by each Buyer shall automatically double. Merriman Capital, Inc. acted as sole placement agent in connection with the sale of the Debentures, in consideration for which Merriman received a cash commission of $420,000, fees and expenses of $19,979.23 and a warrant to purchase up to 420,000 shares of the Company’s common stock at an exercise price of $0.50 per share (the “Placement Agent Warrant”).

On May 27, 2014, the Registrant authorized 200,000 shares of common stock to its Interim CFO (Kathleen Hanrahan) pursuant to the terms of the amendment to her agreement described in Item 1.01 above. As of the date of this report, the shares have not been issued.

The Registrant believes that the issuance and sale of the securities (Debentures, common stock and common stock purchase warrants) were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(a)(2) and Regulation D, Rule 506. The Securities were issued directly by the Registrant and did not involve a public offering or general solicitation. The Buyers of the Debentures (the recipients of the Securities) are “Accredited Investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933. The Buyers, and/or their representatives, were afforded an opportunity for effective access to files and records of the Registrant that contained the relevant information needed to make its investment decision, including the financial statements and Exchange Act reports. The Registrant reasonably believes that the Buyers, immediately prior to receiving the Securities, had such knowledge and experience in financial and business matters that they were capable of evaluating the merits and risks of their investment. The Buyers, and/or their representatives had the opportunity to speak with the Registrant’s management on several occasions prior to their investment decision.

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           See Item 1.01 regarding the second amendment to Kathleen Hanrahan’s interim CFO agreement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Securities Purchase Agreement dated May 27, 2014
10.2	Registration Rights Agreement dated May 27, 2014
10.3	Form of Secured Guaranty dated May 27, 2014
10.4	Form of Pledge and Security Agreement dated May 27, 2014
10.5	Form of Class C Warrant
10.6	Senior Secured Debenture ($1,500,000) Wolverine Flagship Fund Trading Limited dated May 27, 2014
10.7	Senior Secured Debenture ($1,000,000) Pinnacle Family Office Investments, L.P. dated May 27, 2014
10.8	Senior Secured Debenture ($1,000,000) CK Management, LLC dated May 27, 2014
10.9	Senior Secured Debenture ($750,000) Atlas Allocation Fund, L.P. dated May 27, 2014
10.10	Senior Secured Debenture ($500,000) Calm Waters Partnership dated May 27, 2014
10.11	Senior Secured Debenture ($250,000) Hard 4 Holdings LLC dated May 27, 2014
10.12	Senior Secured Debenture ($100,000) Carl Feldman dated May 27, 2014
10.13	Senior Secured Debenture ($50,000) Brett Luskin dated May 27, 2014
10.14	Senior Secured Debenture ($50,000) Taylor Luskin dated May 27, 2014
10.15	Senior Secured Debenture ($50,000) Cary Luskin dated May 27, 2014
10.16†	Hanrahan Amendment No. 2 to Interim CFO Agreement dated May 22, 2014

† Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guardian 8 Holdings

	By:	/s/ C. Stephen Cochennet
C. Stephen Cochennet, Chief Executive Officer
Date: May 28, 2014